UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2005

Commission File Number 1-13270

FLOTEK INDUSTRIES, INC.

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service-Employer Identification No. 90-0023731

7030 Empire Central Drive, Houston, Texas 77040

(713) 849-9911

TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition

Exhibit 99.1. Press Release

Item 12.  Results of Operations and Financial Condition.

On May 16, 2005, Flotek Industries, Inc. issued a press release disclosing its financial results for the first quarter of 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES INC.
Registrant

Date: May 24, 2005	By:	/s/ Lisa G. Bromiley Meier
Lisa G. Bromiley Meier
Chief Financial Officer